1 1 Investor Presentation (NYSE: GSI) April 2014

2 Forward Looking Statements The material presented is a presentation of general background information about General Steel Holdings, Inc . as of the date of the presentation . The information is in summary form and it does not purport to be complete . It is not intended to be relied upon as advice to potential investors . This presentation is strictly confidential and may not be disclosed to any other person . No representation or warranty, express or implied, is made concerning, and no reliance should be placed on, the accuracy, fairness, or completeness of the information presented herein . This presentation (including the financial projections and any subsequent questions and answers) contains statements that are forward - looking within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . Such forward - looking statements are only predictions and are not guarantees of future performance . Investors are cautioned that any such forward - looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of General Steel Holdings, Inc . and its subsidiaries that may cause the actual results to be materially different from any future results expressed or implied in such forward - looking statements . Although General Steel Holdings, Inc . believes that the expectations and assumptions reflected in the forward - looking statements are reasonable based on information currently available to its management, General Steel Holdings, Inc . cannot guarantee future results or events . General Steel Holdings, Inc . expressly disclaims a duty to update any of the forward - looking statements . Securities may not be offered or sold in the United States unless they are registered or exempt from registration under the Securities Act of 1933 . Any offering of securities to be made in the United States will be made by means of an offering memorandum . Such offering memorandum will contain, or incorporate by reference, detailed information about General Steel Holdings, Inc . and its business and financial results, as well as its financial statements . This presentation does not constitute an offer, or invitation, or solicitation of an offer, to subscribe for or purchase any securities . Neither this presentation nor anything contained herein shall form the basis of any contract or commitment whatsoever .

3 Strategic long - term relationships through Longmen Joint Venture with industry leaders and state - owned - enterprises GSI ’ s Investment Highlights Proven execution on two - pronged strategy: expand capacity and enhance efficiency Outstanding geographical advantages to benefit from supportive government policies and spending on infrastructure projects in China’s Western region Market leading position and election by MIIT as sole qualified steel maker in China’s Shaanxi Province Integrated, non - state - controlled steel producer in China with diverse products and customers, large capacity, and efficient production

4 Company Overview

5 Products & Customers Representative Direct - Sales Projects Baotou - Xi’an Railway, China The Three Gorges Dam, Sichuan, China Xi'an Xianyang Intl Airport, Shaanxi, China Jiuquan Satellite Project, Gansu, China Applications: Infrastructure and construction Applications: Infrastructure and construction Rebar High - Speed Wire Spiral - Weld Steel Pipe Applications: Energy market applications, including the transportation of oil, natural gas and steam

6 Strategic Geography and Sales Network Target Western China Leading Market Share: Over 70% market share for rebar products in Shaanxi Province Enhanced Sales Channel with Increased Direct Sales Top five Distributors , 23% Top five Distributors , 22% 1H 2013 FY 2013

Longmen Joint Venture

LargestintegratedSteelProducerinWesternChina



- 60%owned,fully-integrated operation enables cost-efficient production
- 7 million metric tons of annual crude steel capacity under management
- Leading market share in Shaanxi Province, China,withlimited regional competition
- Only steel maker in Shaanxi included in MIIT's List of qualifiedsteelmakers
- Signed direct supply agreement with a large iron supplier

Long-term Relationships and Cooperation with Prominent SOEs

- Long-term relationships and continuing cooperation with prominent SOEs - Shaanxi Coal, Shaanxi Steel and TME Group.
- SignedUnified Management Agreementin2011 between General Steel, Shaanxi Coal and Shaanxi Steel.



Cooperation with Prominent SOEs



- Stabilize raw materials sourcing and pricing
- Enhance payment terms
- Long-term, fixed-price purchase agreements
- Access to government supportedprojects

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8 Source: National Bureau of Statistics of China, Shaanxi Bureau of Statistics of China, GSI ’ sUnique Geographic Advantage » Under the PRC government’s “Go West” initiative and 12 th Five - Year Plan ( 2011 - 2015 ), significant capital is being allocated toward the region . » Solid demand supported by continued economic growth, infrastructure constructions, rapid urbanization . » Feb 10 , 2014 , National Development and Reform Commission announced the nine key fields for China Western Development . Fast Growing Economy in Shaanxi Province 1990s 1985 GDP per capita: $206 2000s 2013 GDP per capita: $6,994 Shaanxi GDP and National GDP Comparison 10.4% 14.5% 9.3% 13.9% 7.8% 12.9% 7.7% 11.0% 0.0% 5.0% 10.0% 15.0% National Shaanxi FY2010 FY2011 FY2012 FY2013 Market Fundamentals in Western China LeadingMarket Share in Western China » The largest integrated steel producer in Shaanxi province, accounted for over 70 % of rebar market in the region .

China Steel Industry Entering into a New Era

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

China Steel Production and Pricing Monthly



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* Source: Bloomberg

DepressedChina Steel Sectorin2013 ...

Over-capacity and Low-profitability*

- Crudesteelproductionof 779millionmetrictons (YoY growth rate of 7.5%),approximately 48.5% oftheworld'stotalproduction
- Average net margin of 0.62% for all the large and medium-sized steel enterprises
- Roughly 20% of steel companies running at loss

* Source: China Iron and Steel Association

Potential Catalystsin2014: China Steel Industry is Entering into a New Era!

- Government initiatives to control consistent overcapacity for China's steel industry
  - Tightenedpollution control and environmental protection
  - MIITaims to cutovercapacity, with Hebei Province being a major targetforovercapacity controls
- Strong emphasis on Western China
  - The National Development and Reform Commission announced in February 2014 the nine key fields for Western Development
  - The State Council announced a "mini-stimulus" in April 2014 to prioritize railways in central and western regions to expand investments, boost related sectors, and help urbanization in the region

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10 Proven Strategy Expand Capacity Greater Crude Steel Capacity Higher Continuous Rolling Capacity Enhance Efficiency Improving Cost Structure Benchmarking Yields Positive Savings Continuous Casting Billets Rebar Cooling

11 Higher Continuous Rolling Capacity Further eliminatingintermediate re - heating costs, transportation, and outsourced - processing cost ▪ Constructed two additional continuous rolling rebar production lines at Longmen Joint Venture in 2013 ▪ Expanded continuous rolling capacity by 2.1 million metric tons Expand Capacity New Production Lines Greater Crude Steel Capacity ▪ Increased crude steel production capacity to 7 million metrictons under management ▪ Installed two 1,280 cubic meter blast furnaces and other equipment by Shaanxi Iron and Steel Group 1,000 1,000 1,000 1,000 1,200 1,200 2,100 3,300 0 1,000 2,000 3,000 4,000 2011 Year-end 2012 Year-end 3Q 2013 4Q 2013 High-Speed Wire Production Line Rebar Production Line I n c r e a s e d R o l l i n g C a p a c i t y Thousand Metric Ton Continuous Rolling Capacity Roadmap at Longmen Joint Venture

12 Enhance Efficiency Environment Protection Raw Material Sourcing Manufacturing Technique & Management Inventory Management Non - Manufacturing Capabilities Improving Cost Structure Benchmarking Yields Positive Savings ▪ New, state - of - the - art equipment reduces energy consumption and improves yields ▪ Enlargedcontinuousrollingcapacityfurther reduced overall unit production cost byup to RMB 70 - 100 per metric ton ▪ Comprehensiveironoresourcingmechanismensureshighest quality of iron ore with favorable pricing ▪ A dedicated railroad for transportation adjacent to Longmen JointVenture x Unit ferrous charges consumption per metricton of rebar has decreased to industry - leading level of 1 , 017 . 01 kg per metric ton x Comprehensive energy consumption per ton of rebar decreased to 525 . 1 kgec per metric ton Positive Yield based on the internalstatistics in November 2013

13 Financial Overview

14 1,310 1,152 115 2 Longmen Joint Venture Other Subsidiaries Items 2013 Q4 2012 Q4 Y - o - Y% Total Sales Volume (Thousands per metric ton) 1,154 1,425 - 19.0% ASP of Rebar** (US$ per metric ton) 474.3 542.6 - 12.6% Revenue (US$ million) 548.7 723.4 - 24.2% Gross (Loss)/Profit (US$ million) - 32.7 12.0 N.A. Operating Income (Loss)* (US$ million) 9.2 - 54.0 N.A. Finance Expense (US$ million) - 10.5 - 14.8 - 29.0% Net Loss Attributable to General Steel Holdings Inc.* (US$ million) - 0.102 - 49.9 N.A. EPS* (US$) - 0.002 - 0.91 N.A. Fourth Quarter 2013 Financial Summary Sales Volume Breakdown * Includes $66.7 million change in fair value of profit sharing liability for the fourth quarter of 2013; * ASP of rebar at L ong men Joint Venture Thousands Metric Ton Operating Expense Breakdown $11.4 $9.5 $32.1 $15.2 4Q 2012 4Q 2013 Selling Expense G&A Expense USD Million

15 * Includes $174.6 million change in fair value of profit sharing liability for 2013; ** ASP of rebar at Longmen Joint Venture Items FY2013 FY2012 Y - o - Y% Total Sales Volume (Thousands per metric ton) 5,100 5,336 - 4.4% ASP of Rebar** (US$ per metric ton) 490.7 560.6 - 12.5% Revenue (US$ million) 2,463.7 2,863.6 - 14.0% Gross Loss/Profit(US$ million) - 55.9 32.1 N.A. Operating Income (Loss)* (US$ million) 34.4 - 95.5 N.A. Finance Expense (US$ million) - 91.9 - 153.7 - 40.2% Net Loss Attributable to General Steel Holdings Inc.* (US$ million) - 33.0 - 152.7 N.A. EPS* (US$) - 0.60 - 2.78 N.A. Full - Year 2013 Financial Summary Sales Volume Breakdown Operating Expense Breakdown $39.3 $34.1 $65.8 $50.1 FY 2012 FY 2013 Selling Expense G&A Expense 5,062 4,994 274 106 FY 2012 FY 2013 Longmen Joint Venture Other Subsidiaries Thousands Metric Ton USD Million

16 Savings in Finance ExpensethroughWorkingCapitalOptimization Significant savings in finance expense on bank borrowings and discounted notes receivables x Totalfinanceexpenseof $ 91 . 9 mln (down 40 % YoY) x Interest expense on bank borrowings and discounted note receivablesof $ 71 . 1 mln(down 46 . 6 % YoY) Optimized short - term loan structure aided by cheaper financing support and broader working capital resources x Shortened sales outstanding days x Extended account payable days x Higher customer deposit from SOEs and lower advance inventory payment $27.7 $20.6 $20.8 $87.2 $133.1 $71.1 0 20 40 60 80 100 120 140 160 FY 2011 FY 2012 FY 2013 Financing cost on capital lease Finance/interest expense $153.7 US$ Million $91.9 $114.9

17 Balance Sheet Summary AS OF (USD 1,000) December 31, 2013 December 31, 2012 Assets: Cash and Restricted Cash $431,300 $369,887 Accounts Receivable $7,020 $21,661 Notes Receivable $60,054 $145,502 Inventories $212,921 $212,671 Advances on Inventory Purchases $127,900 $126,131 Total Current Assets $1,380,724 $1,407,045 Property Plant and Equipment $1,271,907 $1,167,836 Total Assets $2,700,358 $2,650,682 Liabilities: Short Term Notes Payable $1,017,830 $983,813 Accounts Payable $670,671 $529,484 Short Term Loan $490,677 $374,004 Customer Deposits $152,741 $147,888 Taxes Payable $4,628 $16,674 Total Current Liabilities $ 2,562,140 $2,271,590 Capital Lease Obligations, noncurrent $ 375,019 $330,099 Profit Sharing Liability $ 162,295 $328,827

18 Name Title Experience Zuosheng (Henry) Yu CEO & Chairman ▪ Founded the Company in 1988 ▪ Bachelor’s degree from Sciences and Engineering Institute, Tianjin, China ▪ Granted “Senior Economist” by the Committee of Science and Technology of Tianjin City ▪ Member of China APEC ( Asia Pacific Economic Co - operation ) Development Council ▪ Vice president of the China Chamber of Metallurgical Industry John Chen Director & CFO ▪ Joined the Company in May 2004 ▪ Former senior accountant at Moore Stephens, Wurth, Frazer and Torbet, LLP, Los Angeles from 1997 to 2003 ▪ California C.P.A. ▪ Bachelor’s degree in Accounting from California State Polytechnic University, Pomona, California James Hu Independent Director ▪ On the board of directors of Rodobo International, Inc. (OTCBB: RDBO) and Sgoco, Inc. ▪ Bachelor’s degree in Economics from the University of California at Berkeley and a Masters degree in Business Administration from the Darden Graduate School at the University of Virginia ▪ California C.P.A. Angela He Independent Director ▪ Former Chief Financial Officer of Procell Biotech Asia Corp ▪ Bachelor’s degree in Arts from California State University at Fullerton ▪ California C.P.A. Zhongkui Cao Independent Director ▪ Former President and Chairman of the Board at Baotou Metallurgy Machinery State - owned Asset Management Co. ▪ Graduated from Baotou Institute of Iron and Steel Key Management & Board Members

19 Key Takeaways x Well - positioned to benefit from supportive government policies and spending on infrastructure projects in the Western region x Steel industry leader poised to capture additional market share in China’s faster - growing Western region x Focused strategy on expanding capacity and improving operational efficiency to drive greater revenue growth and profitability x The only steel maker in Shaanxi province included in China’s List of Enterprises Fulfilling the Iron and Steel Industry Specification

20 20 Thank You! Jenny Wang Joyce Sung General Steel Holdings, Inc. General Steel Holdings, Inc. Tel: + 86 - 10 - 5775 - 7691 +1 - 347 - 534 - 1435 Email: jenny.wang@gshi - steel.com Email: joyce.sung@gshi - steel.com